Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 11, 2003 relating to the financial statements and financial statement schedules of Conseco, Inc. and subsidiaries, which appears in Conseco, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002.




                                        /s/ PRICEWATERHOUSECOOPERS LLP
                                        ------------------------------
                                        PricewaterhouseCoopers LLP



Indianapolis, Indiana
September 15, 2003